SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE  ACT  OF  1934
Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential,  for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by  Rule  14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                            WEINGARTEN REALTY INVESTORS
       ------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)


       ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)     Title  of  each  class  of securities to which transaction applies:

             -------------------------------------------------------------------


     (2)     Aggregate number of securities  to  which  transaction  applies:

             -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

     (4)     Proposed  maximum  aggregate  value  of  transaction:

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

     (5)     Total  fee  paid:  ------------------------------------------------


[ ]  Fee  paid  previously  with  preliminary  materials:

             -------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)     Amount  previously  paid:

             -------------------------------------------------------------------
     (2)     Form,  Schedule  or  Registration  Statement  No.:

             -------------------------------------------------------------------
     (3)     Filing  Party:

             -------------------------------------------------------------------
     (4)     Date  Filed:

             -------------------------------------------------------------------

                           WEINGARTEN REALTY INVESTORS

                   NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
                                APRIL  29,  2002







TO  OUR  SHAREHOLDERS:

     You are invited to attend our annual meeting of shareholders which will be held at our corporate office located at 2600 Citadel Plaza Drive, Houston, Texas, on Monday, April 29, 2002, at 8:30 a.m., Houston time. The purpose of the meeting is to vote on the following proposals:

     PROPOSAL  1:   To elect  nine trust managers  to serve for a one year term, and until their successors are elected and qualified.

     PROPOSAL  2:   To  approve the  amendment of the 1992 Employee Share Option
                    Plan.

     PROPOSAL  3:   To  ratify  the  selection  of  Deloitte  &  Touche  LLP  as independent auditors for the fiscal year ending December 31, 2002.

     PROPOSAL  4:   To  take  action  upon any other business which properly may come before  the  meeting.

     Shareholders of record at the close of business on March 11, 2002 are entitled to notice of and to vote at the annual meeting. A proxy card and a copy of our annual report to shareholders for the fiscal year ended December 31, 2001 are enclosed with this notice of annual meeting and proxy statement.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT, MELLON INVESTOR SERVICES LLC, IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                                         By Order of the Board of Trust Managers

                                         M.  Candace  DuFour,
                                         Vice  President  and  Secretary

March  27,  2002
Houston,  Texas

                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                             MONDAY, APRIL 29, 2002




WEINGARTEN  REALTY  INVESTORS
2600  CITADEL  PLAZA  DRIVE
HOUSTON,  TEXAS  77008

     The board of trust managers is soliciting proxies to be used at the 2002 annual meeting of shareholders to be held at our corporate office located at 2600 Citadel Plaza Drive, Houston, Texas, on Monday, April 29, 2002, at 8:30 a.m., Houston time. This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended December 31, 2001 are first being mailed to shareholders on or about March 27, 2002. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

WHO  MAY  VOTE

     Only shareholders of record at the close of business on March 11, 2002 are entitled to notice of and to vote at the annual meeting. As of March 11, 2002, we had 34,611,055 common shares of beneficial interest issued and outstanding. Each common shareholder of record on the record date is entitled to one vote on each matter properly brought before the annual meeting for each common share held. If you hold common shares through any of our share purchase or savings plans, you will receive voting instructions from that plan's administrator.
Please sign and return those instructions promptly to assure that your shares are represented at the annual meeting.

     In accordance with our amended and restated bylaws, a list of shareholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time, at our principal executive offices listed above.

HOW  YOU  MAY  VOTE

     You may vote in person by attending the meeting or by completing and returning a proxy by mail. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. The named proxies will vote your shares according to your directions. If you do not make any of the selections, signed proxies will be voted in favor of the proposals to elect the nine trust managers, amend the 1992 Employee Share Option Plan and ratify Deloitte & Touche LLP as our independent auditor.

     You  may  revoke  your  proxy  at  any  time  before  it  is  exercised by:

     -    giving  written  notice  of  revocation  to  our Secretary, M. Candace
          DuFour, at Weingarten Realty Investors, P.O. Box 924133, Houston, Texas, 77292-4133;

     -    timely  delivering  a  properly  executed,  later-dated  proxy;  or

     -    voting  in  person  at  the  annual  meeting.

     Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by the board of trust managers. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

REQUIRED  VOTE

     The presence, in person or represented by proxy, of the holders of a majority of the common shares (17,305,528 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the shareholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Pursuant to our amended and restated bylaws, abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The affirmative vote of the holders of 66 2/3% of the outstanding common shares (23,074,036 shares) is required for the election of trust manager nominees who have not been previously elected as trust managers. The affirmative vote of the holders of a majority of the common shares (17,305,528 shares) present in person or represented by proxy is required to re-elect trust managers. Any trust manager who is currently on the board shall remain on the board, regardless of the number of votes they receive, unless they are replaced by a nominee who receives the requisite vote to become a new trust manager. All of the nominees for trust manager served as our trust managers in 2001. Abstentions and broker non-votes are not counted for purposes of the election of trust managers.

     In order to be approved, proposals two (amendment of 1992 Employee Share Option Plan) and three (ratification of appointment of auditor) must be approved by the holders of a majority of the shares being voted on such matters.

COST  OF  PROXY  SOLICITATION

     The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our trust managers, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the regulations of the New York Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of our common shares.

                                 PROPOSAL  ONE
                           ELECTION OF TRUST MANAGERS

     Pursuant to the Texas Real Estate Investment Trust Act, our amended and restated declaration of trust and our amended and restated bylaws, our business, property and affairs are managed under the direction of the board of trust managers. At the annual meeting, nine trust managers will be elected by the shareholders, each to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement.
Regardless of the number of votes each nominee receives, pursuant to the Texas Real Estate Investment Trust Act, each trust manager will continue to serve unless another nominee receives the affirmative vote of the holders of 66 2/3% of our outstanding common shares.

     The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. The board of trust managers has proposed the following nominees for election as trust managers at the annual meeting. Each of the nominees is currently a member of the board of trust managers.

NOMINEES

     STANFORD ALEXANDER, Chairman of the Board of Trust Managers. Chief Executive Officer from 1993 to December 2000. President and Chief Executive Officer from 1962 to 1993. Trust manager since 1956 and our employee since 1955. President, Chief Executive Officer and a trust manager of Weingarten Properties Trust. Age: 73

     ANDREW M. ALEXANDER, trust manager since 1983. Chief Executive Officer since January 2001. President since 1996. Executive Vice President/asset manager from 1993 to 1996 and President of Weingarten Realty Management Company since 1993. Senior Vice President/asset manager of Weingarten Realty Management Company from 1991 to 1993, and Vice President from 1990 to 1991 and, prior to our reorganization in 1984, Vice President from 1988 to 1990. Mr. Alexander has been our employee since 1978. He is a trust manager of Weingarten Properties Trust and a director of Academy Sports & Outdoors, Inc. Age: 45

     JAMES W. CROWNOVER, trust manager since April 2001. Since 1998, Mr. Crownover has managed his personal investments. Former Director of McKinsey & Co. (management consulting firm) from 1968 - 1998. Also served as non-executive board Chairman of Xpedior, Inc. from September 1999 - August 2000. He currently serves as a director on the boards of Unocal Corporation, Great Lakes Chemical Corporation and Xpedior, Inc. Age: 58

     ROBERT J. CRUIKSHANK, trust manager since 1997. Senior partner of Deloitte & Touche LLP from 1989 to 1993. Since 1993, Mr. Cruikshank has managed his personal investments. Director of Reliant Energy, Inc., Maxxam, Inc., Kaiser Aluminum Corp. and Texas Biotechnology Corp. Age: 71

     MARTIN DEBROVNER, trust manager since 1976. Vice Chairman since 1997. President and Chief Operating Officer from 1993 to 1997. President of Weingarten Realty Management Company from December 1984 to 1993. Executive Vice President from January 1984 to December 1984 and Senior Vice President from 1980 to 1983. Employed by us since 1967. Trust manager of Weingarten Properties Trust. Age: 65

     MELVIN A. DOW, trust manager since 1984. Shareholder, Winstead, Sechrest & Minick P. C. since August 2001. Chairman/Chief Executive Officer of Dow, Cogburn & Friedman, P.C. (which merged with Winstead, Sechrest & Minick P.C. in
2001) from 1995 to 2001.  Trust manager of Weingarten Properties Trust.  Age: 74

     STEPHEN A. LASHER, trust manager since 1980. President of The GulfStar Group, Inc. since January 1991. Trust manager of Weingarten Properties Trust.
Age:  53

     DOUGLAS W. SCHNITZER, trust manager since 1984. Chairman/Chief Executive Officer of Senterra Real Estate Group, L.L.C. since 1994. Age: 45

     MARC J. SHAPIRO, trust manager since 1985. Vice Chairman of J. P. Morgan Chase & Co., formerly The Chase Manhattan Corporation, since 1997. Chairman and Chief Executive Officer of Texas Commerce Bank from January 1994 to 1997. Director of Kimberly-Clark Corporation and Burlington Northern Santa Fe Corporation. Age: 54

     Andrew M. Alexander is the son of Stanford Alexander. Stephen A. Lasher is a first cousin of Douglas W. Schnitzer, a first cousin once-removed of Stanford Alexander and a second cousin of Andrew M. Alexander. Douglas W. Schnitzer is a first cousin once-removed of Stanford Alexander and a second cousin of Andrew M. Alexander. Martin Debrovner is a first cousin of Mrs. Stanford (Joan) Alexander.

     THE  BOARD  OF  TRUST MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF TRUST MANAGERS AS SET FORTH IN PROPOSAL ONE. PROXIES SOLICITED BY THE BOARD OF TRUST MANAGERS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

COMMITTEES  OF  THE  BOARD  OF  TRUST  MANAGERS


                                                                              EXECUTIVE
                               EXECUTIVE    AUDIT     EXECUTIVE  MANAGEMENT  COMPENSATION   PRICING
NAME                   BOARD    OFFICER   COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE    COMMITTEE
--------------------  -------  ---------  ----------  ---------  ----------  ------------  ---------
Stanford Alexander .    x (1)      x                      x          x                         x

Andrew M. Alexander.    x          x                      x          x                         x

James W. Crownover .    x

Robert J. Cruikshank    x                     x

Martin Debrovner . .    x          x                      x          x                         x

Melvin A. Dow. . . .    x                                                        x

Stephen A. Lasher. .    x                                 x                      x

Douglas W. Schnitzer    x                     x (1)

Marc J. Shapiro. . .    x                     x                                  x

_________

(1)    Chairman



     During fiscal year 2001, the board of trust managers held five meetings. No trust manager, other than Messrs. Schnitzer and Lasher, attended less than 75% of the total number of board of trust manager and committee meetings.

     The board of trust managers has an audit committee, an executive committee, a management committee, an executive compensation committee and a pricing committee. We do not have a nominating committee.

     The functions of the audit committee include recommending to the board of trust managers the appointment of independent auditors, approving the services provided by the independent auditors, confirming the independence of our auditors, reviewing the range of audit and non-audit fees and considering the adequacy of our internal accounting controls. The audit committee met four times in 2001.

     The executive committee may enter into transactions to acquire and dispose of real property valued at up to $100,000,000. The executive committee also has the authority to execute certain contracts and agreements, including agreements to borrow money and enter into financial derivative contracts. The executive committee did not meet in person during 2001, but conducted business by the execution of 19 unanimous written consents during the year.

     The management committee may enter into transactions to acquire and dispose of real property valued at up to $50,000,000. The management committee also has the authority to execute certain contracts and agreements, including agreements to borrow money and enter into financial derivative contracts. The management committee did not meet in person during 2001, but conducted business by the execution of 13 unanimous written consents during the year.

     The executive compensation committee establishes the compensation of executive officers and administers management incentive compensation plans. The executive compensation committee met one time in 2001.

     The pricing committee is authorized to exercise all the powers of the board of trust managers in connection with the offering, issuance and sale of our securities. The pricing committee did not meet in person during 2001, but conducted business by the execution of 4 unanimous written consents during the year.

COMPENSATION  OF  TRUST  MANAGERS

During fiscal 2001, our six non-employee trust managers received compensation as follows:

          Annual  retainer  fee. . . . . . . . . . . . . . . .  $20,000
          Fee  for  each  board  meeting  attended . . . . . .    1,000
          Fee  for  each  committee  meeting  attended . . . .      500

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During fiscal 2001, three of our independent trust managers served on the executive compensation committee. The executive compensation committee members are Messrs. Dow, Lasher and Shapiro.

     Weingarten Properties Trust, a Texas real estate investment trust that owns five shopping centers, shares certain common officers and/or trust managers with us. Messrs. S. Alexander, Debrovner, Dow, Lasher, A. Alexander and Mr. Stephen
C. Richter, our Senior Vice President and CFO, are officers and/or trust managers of Weingarten Properties Trust. During 2001, we advanced funds to Weingarten Properties Trust to fund certain capital needs of Weingarten Properties Trust under a short-term unsecured note bearing interest at the prime rate plus 1%, which ranged from 5.75% to 10.5% during the year. As of December 31, 2001, Weingarten Properties Trust owed us $2,639,013. The largest amount owed to us during the year was $2,692,353. Weingarten Properties Trust paid us $179,865 in interest on funds borrowed during fiscal year 2001. We currently own 77% of the outstanding common shares of Weingarten Properties Trust and contract to manage its day-to-day business and properties. Weingarten Properties Trust paid us $287,738 during 2001 for the management of its properties and the operation of its business.

     Mr. Dow, a shareholder of Winstead, Sechrest & Minick, P.C. serves on the compensation committee. During fiscal year 2001, we paid Winstead, Sechrest & Minick, P.C. and Dow, Cogburn & Friedman, P.C. (which two firms merged in 2001) a total of $1,232,042 for legal services.

     Messrs. S. Alexander, A. Alexander, Debrovner, Dow, Lasher, Richter and Schnitzer are shareholders or officers and/or directors of WRI Holdings, Inc., a Texas corporation. In December 1984, we contributed certain assets and cash to WRI Holdings in exchange for, among other consideration, $26.8 million in original principal amount of debt securities and common stock of WRI Holdings. The assets contributed by us to WRI Holdings included unimproved land in the Railwood Industrial Park in northeast Houston and all of the issued and outstanding capital stock of Plaza Construction, Inc. and Leisure Dynamics, Inc. The debt securities were issued pursuant to three separate trust indentures and originally consisted of $16.7 million in principal amount of debt securities (the "Hospitality Bonds") due December 28, 2004, $7.0 in million principal amount of debt securities (the "Railwood Bonds") due December 28, 2004, and $3.2 million in principal amount of debt securities (the "Plaza Bonds") due December 28, 1994. The Plaza Bonds were extended and are currently due December 28, 2002.

     Interest must be paid on the outstanding principal amount of the Hospitality Bonds at a rate equal to the greater of 16% per annum or 11% of WRI Holdings' pro rata share of the gross revenues per year from the hotel owned by Hospitality Venture, but not more than 18%, the maximum lawful rate in Texas applicable to the Hospitality Bonds. The Hospitality Bonds were structured so that we would, under certain circumstances, receive interest income based on the revenues of the Hospitality Venture. In August 1995, Hospitality Ventures sold seven of the eight hotels it owned. The sales proceeds were remitted to us through WRI Holdings, reducing the principal amount outstanding (net of deferred gain) to $2.4 million as of December 31, 1995. In August 1996, Hospitality Ventures secured financing for the remaining hotel from a third party, the proceeds from which were used to reduce the principal amount outstanding (net of deferred gain) on the Hospitality Bonds to $400,000. In March 2001, the last remaining hotel was voluntarily placed in receivership in cooperation with the lenders pending foreclosure action.

     The outstanding principal amounts owing on the Plaza Bonds at December 31, 2001 was $2.1 million and the accrued interest outstanding which has not been recognized for financial accounting purposes was $6.0 million.

     Interest on the Plaza Bonds accrues at the rate of 16% per annum (the "accrual rate"), but is due and payable quarterly at the rate of 10% per annum (the "pay rate"). The difference between the accrual rate and the amount of interest paid by WRI Holdings at the pay rate on the debt securities is treated as unpaid accrued interest, which will not accrue any compound interest and is payable with the principal at maturity. We recognize as interest income only amounts actually received for payment under the note. Therefore, we do not carry the difference between the accrual rate and the pay rate as an asset on our consolidated balance sheet.

     In December 1999, WRI Holdings sold all of its undeveloped land in the Railwood Industrial Park to an unrelated third party for $8.1 million. These proceeds were used to retire all amounts outstanding (net of deferred gain) under the Railwood Bonds. Additionally, WRI forgave all accrued interest under the Railwood Bonds which has not been recognized as income for financial accounting purposes.

     Pursuant to a loan agreement between WRI Holdings and us and pursuant to a note dated December 28, 1984, as amended in October 1987, January 1991 and March 1994, WRI Holdings may borrow from us the amount necessary, up to a maximum of $40 million, to enable WRI Holdings to pay the interest owing on the Holdings Bonds. Interest on the note accrues at the highest rate per annum permitted by Texas law as to a portion of the debt and at the J. P. Morgan Chase Bank prime rate plus 2% per annum (but not in excess of the maximum legal rate) on the balance of the debt. The note is payable December 28, 2004. As of December 31, 2001, $26.2 million was outstanding under the note, which represents the difference between the amount recognized as interest income on the Holdings Bonds and the pay rate applicable to the bonds, i.e., we did not recognize as income that portion of the pay rate interest not received by us which had been borrowed by WRI Holdings under the note.

     In November 1982, we entered into a loan agreement with River Point Venture I, a joint venture in which Plaza Construction was a joint venture partner. In October of 1987, Plaza Construction acquired all ownership interests in the joint venture it did not already own from the other joint venturer. Additionally, Plaza Construction became the successor of the joint venture under the River Pointe loan agreement, which was amended in December, 1991. Under the terms of the River Pointe loan agreement, we may loan Plaza Construction up to $12 million for construction and development of River Pointe. Interest accrues at the prime rate plus 1%, but not in excess of the maximum rate permitted by law, and payment of the outstanding principal balance is due December 1, 2002. Beginning in 1990, we discontinued the recognition of interest income on this note for financial statement purposes. As of December 31, 2001, the principal amount outstanding under the River Point loan agreement was $3.9 million plus accrued, but nonrecognized, interest of $17.1 million. In December 1999, WRI Holdings sold all of its undeveloped land in the Railwood Industrial Park to an unrelated third party for $8.1 million. These proceeds were used to first retire all amounts outstanding (net of deferred gain) under the Railwood Bonds, with the remainder used to pay down the amount outstanding under the River Pointe loan agreement.

At December 31, 2001, we had a net investment of $4.0 million in the Hospitality Bonds, Plaza Bonds, Railwood Bonds and the River Pointe loan. The estimated fair market value of the remaining collateral, which is comprised of 14.0 acres of undeveloped land at a mixed-use development in Conroe, Texas, exceeds our net investment in these bonds and loan.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     The following table sets forth certain information regarding the beneficial ownership of our common shares as of February 15, 2002 by (1) each person known by us to own beneficially more than 5% of the outstanding common shares, (2) each current trust manager, (3) each named executive officer, and (4) all current trust managers and executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. Except as otherwise noted, the individual or entity had sole voting and investment power as to shares shown or, in the case of the individual, the voting power is shared with the individual's spouse.

     Certain of the shares listed below are deemed to be owned beneficially by more than one shareholder under SEC rules. Accordingly, the sum of the ownership percentages listed exceeds 100%.




                                                AMOUNT AND NATURE OF
                    NAME                        BENEFICIAL OWNERSHIP  PERCENT OF CLASS
                    ----                        --------------------  ----------------
Stanford Alexander . . . . . . . . . . . . . . .     2,336,878  (1)         6.7%
Andrew M. Alexander. . . . . . . . . . . . . . .       671,312  (2)         1.9%
James W. Crownover . . . . . . . . . . . . . . .         2,000                 *
Robert J. Cruikshank . . . . . . . . . . . . . .         1,000                 *
Martin Debrovner . . . . . . . . . . . . . . . .       301,257  (3)            *
Melvin A. Dow. . . . . . . . . . . . . . . . . .       502,277  (4)         1.6%
Stephen A. Lasher. . . . . . . . . . . . . . . .       288,000  (5)            *
Douglas W. Schnitzer . . . . . . . . . . . . . .       630,280  (6)         2.0%
Marc J. Shapiro. . . . . . . . . . . . . . . . .         8,900                 *
Stephen C. Richter . . . . . . . . . . . . . . .        74,866  (7)            *
All trust managers and executive officers
as a group (10 persons). . . . . . . . . . . . .     4,223,460  (8)        12.1%
Capital Research and Management Co.. . . . . . .     2,716,000  (9)         8.2%

_________
*     Beneficial  ownership  of  less  than  1%  of  the  class  is  omitted.


(1) Includes 385,608 shares held by various trusts for the benefit of Mr. Alexander's children and 296,675 shares for which voting and investment power are shared with Andrew M. Alexander and Melvin A. Dow, trust managers; 7,704 shares subject to restrictions on transfer for which Mr. Alexander has the right to vote and 62,916 shares that may be purchased by Mr. Alexander upon exercise of share options that are currently exercisable or that will become exercisable within 60 days of February 15, 2002. Also includes 376,580 shares held by a charitable foundation, over which shares Mr. Alexander and his wife Joan have voting and investment power. Mr. Alexander's address is 2600 Citadel Plaza Drive, Houston, Texas 77008.

(2) Includes 296,675 shares over which Messrs. S. Alexander and Dow have shared voting and investment power, 4,486 shares are subject to restrictions on transfer for which Mr. A. Alexander has the right to vote and 96,500 shares that Mr. A. Alexander may purchase upon the exercise of share options that will be exercisable within 60 days of February 15, 2002. Also includes 10,995 shares held in trust for the benefit of Mr. Alexander under the Company's Deferred Compensation Plan, and 25,000 shares held by a charitable foundation, over which shares Mr. A. Alexander and his wife Julie have voting and investment power.

(3) Includes 26,878 shares held in trust for the benefit of Mr. Debrovner's children for which he has voting and investment power, 6,194 shares subject to restrictions on transfer for which Mr. Debrovner has the right to vote and 158,000 shares that may be purchased upon the exercise of share options that will be exercisable within 60 days of February 15, 2002. Also includes 32,572 shares held in trust for the benefit of Mr. Debrovner under the Company's Deferred Compensation Plan.

(4) Includes 296,675 shares over which Messrs. S. Alexander and Dow have shared voting and investment power.

(5) Includes 50,000 shares held by trusts for the benefit of Mr. Lasher's children for which Mr. Lasher exercises voting and investment power.

(6) Mr. Schnitzer shares voting and investment power with Joan Weingarten Schnitzer under trusts for Joan Weingarten Schnitzer with respect to all the shares beneficially owned by Mr. Schnitzer.

(7) Includes 4,590 subject to restrictions on transfer for which Mr. Richter has the right to vote and 34,220 shares that may be purchased upon the exercise of share options that will be exercisable within 60 days of February 15, 2002. Also includes 4,590 shares held in trust for the benefit of Mr. Richter under the Company's Deferred Compensation Plan.

(8) Includes 36,101 shares subject to restrictions on transfer for which the trust managers and executive officers have the right to vote and 351,676 shares that may be purchased upon the exercise of share options that will be exercisable within 60 days of February 15, 2002.

(9) Pursuant to information contained in a Schedule 13G filed by or on behalf of the beneficial owners with the SEC on February 9, 2002. In the Schedule 13G, parties listed the address of Capital Research and Management Company as 333 South Hope Street, Los Angeles, CA 90071.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our trust managers and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC and the NYSE. Executive officers, trust managers and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

     Based solely upon a review of the reports furnished to us with respect to fiscal 2001, we believe that all SEC filing requirements applicable to our trust managers and executive officers were satisfied.

                               EXECUTIVE OFFICERS


     No trust manager or executive officer was selected as a result of any arrangement or understanding between the trust manager or executive officer or any other person. All executive officers are elected annually by, and serve at the discretion of, the board of trust managers.

Our  executive  officers  are  as  follows:


          Name              Age          Position                       Recent Business Experience
--------------------------  ---  ------------------------------  ---------------------------------------

Stanford Alexander. . . . .  73  Chairman of the Board           See "Election of Trust Managers"

Martin Debrovner. . . . . .  65  Vice Chairman                   See "Election of Trust Managers"

Andrew M. Alexander . . . .  45  President and Chief             See "Election of Trust Managers"
                                 Executive Officer

Stephen C. Richter. . . . .  47  Senior Vice President and       2000 to Present - Senior Vice President
                                 and Chief Financial Officer     and Chief Financial Officer
                                                                 1997 to 2000 - Senior Vice President
                                                                 and Treasurer


                             EXECUTIVE COMPENSATION


COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table summarizes the compensation paid by us for each of the fiscal years ended December 31, 2001, 2000 and 1999 to the Chief Executive Officer and the three other most highly compensated executive officers who received a total annual salary and bonus in excess of $100,000 in fiscal 2001.


                                                   SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                 ANNUAL COMPENSATION      COMPENSATION AWARDS
                                             ---------------------------  --------------------

                                                                                                  SECURITIES
                                                                                    RESTRICTED    UNDERLYING
                                                                                      SHARE         OPTIONS         ALL
NAME AND                                      SALARY       BONUS    OTHER ANNUAL      AWARDS         SARS          OTHER
PRINCIPAL POSITION                     YEAR     ($)         ($)     COMPENSATION       ($)          (#)(1)      COMPENSATION
-------------------------------------  ----  ---------  ----------  -------------  ------------  -----------  ----------------

Stanford Alexander                     2001   $550,000    $278,170          ---        $208,328       27,778    $ 19,092  (2)
Chairman                               2000    525,000     277,988          ---         176,019       47,185      11,517
                                       1999    494,000     247,000    $ 144,547             ---          ---      13,602

Martin Debrovner                       2001    410,000     147,616          ---         141,565       20,833     127,680  (3)
Vice Chairman                          2000    410,000     147,688          ---         126,014       39,142     127,820
                                       1999    410,000     140,783      110,760             ---          ---     173,299
Andrew M. Alexander
President and Chief Executive Officer
                                       2001    425,000     276,500          ---          75,196       34,722      83,232  (4)
                                       2000    375,000     198,563          ---          73,025       50,670      56,832
                                       1999    312,000      94,000       83,070             ---          ---      41,965

Stephen C. Richter                     2001    250,000      74,523          ---          73,769       11,574      44,669  (5)
Senior Vice President                  2000    216,208      64,894          ---          89,149       14,230      40,382
and Chief Financial Officer            1999    195,625      44,401          ---             ---          ---      24,893

___________
(1)  No  SARs  were  granted  during  1999,  2000  or  2001.
(2)  Includes  $5,324 of premiums paid by us under "split dollar" life insurance agreements and $4,800 for our contributions to the  401(k)  Savings  and  Investment  Plan  on  behalf  of  Mr.  S.  Alexander.
(3)  Includes $2,452 of premiums paid by us under "split dollar" life insurance agreements, $4,800 for our contributions to the
     401(k)  Savings  and  Investment  Plan on behalf of Mr. Debrovner, and $117,000  contributed to the Supplemental
     Retirement  Plan.
(4)  Includes  $4,800  for  our  contributions to the 401(k) Savings and Investment Plan on behalf of Mr. Alexander and $73,695 contributed  to  the  Supplemental  Retirement  Plan.
(5)  Includes  $4,800  for  our  contributions  to  the 401(k) Savings and Investment Plan on behalf of Mr. Richter and $31,428 contributed  to  the  Supplemental  Retirement  Plan.


OPTION  EXERCISES  AND  FISCAL  YEAR-END  OPTION  VALUES

     The following table sets forth certain information concerning the value of the unexercised options as of December 31, 2001 held by our named executive officers.



                          AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001 AND
                                 FISCAL 2001 YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------
                        SHARES                       NUMBER OF            VALUE OF UNEXERCISED IN-THE-
                     ACQUIRED ON     VALUE    UNEXERCISED OPTIONS HELD         MONEY OPTIONS AT
NAME                 EXERCISE(#)   RECEIVED     AT DECEMBER 31, 2001          DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
                                              EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
                                              -----------  -------------  -----------   --------------

Stanford Alexander. . . 88,000  $ 683,150       75,934      108,429       $   617,739     $ 512,745

Andrew M. Alexander . .    ---        ---       95,000      104,892       $ 1,026,250     $ 423,223

Martin Debrovner. . . . 21,000  $ 316,470      132,000       85,975       $ 1,283,000     $ 411,693

Stephen C. Richter. . .  7,000  $ 114,450       29,480       40,024       $   293,470     $ 196,542



PENSION  PLAN

     The following table shows the approximate annual retirement benefits under our non-contributory pension plan (before the reduction made for social security benefits) to eligible employees in specified compensation and years of service categories, assuming retirement occurs at age 65 and that benefits are payable only during the employee's lifetime. Benefits are not actuarially reduced where survivorship benefits are provided.


                         ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
                                     YEARS OF SERVICE

  AVERAGE
COMPENSATION        15          20          25          30          35          40
--------------  ----------  ----------  ----------  ----------  ----------  ----------

 $ 200,000**    $  45,000   $  60,000   $  75,000   $  90,000   $ 105,000   $ 120,000
   225,000**       50,625      67,500      84,375     101,250     118,125     135,000
   250,000**       56,250      75,000      93,750     112,500     131,250     150,000
   300,000**       67,500      90,000     112,500     135,000     157,500     180,000*
   400,000**       90,000     120,000     150,000     180,000*    210,000*    240,000*
   450,000**      101,250     135,000     168,750*    202,500*    236,250*    270,000*
   500,000**      112,500     150,000     187,500*    225,000*    262,500*    300,000*
   600,000**      135,000     180,000*    225,000*    270,000*    315,000*    360,000*
   700,000**      157,500     210,000*    262,500*    315,000*    367,500*    420,000*
   800,000**      180,000*    240,000*    300,000*    360,000*    420,000*    480,000*

_________
* Currently, the maximum annual pension benefit which currently may be paid under a qualified plan is $160,000 subject to certain grandfather rules for limitation years beginning in 2002.

** Compensation in excess of $200,000 is disregarded with respect to all plan years. Accordingly, the compensation of each named executive officer included in the Summary Compensation Table which was covered by the non-contributory pension plan was limited to $200,000.

     The compensation used in computing average monthly compensation is the total of all amounts paid by us as shown on the employee's W-2 Form, plus amounts electively deferred by the employee under our savings plan, 125 cafeteria plan and nonqualified deferred compensation plan. Credited years of service for named executive officers as of March 15, 2002 are as follows: Mr. S. Alexander, 48 years; Mr. Debrovner, 34 years; Mr. A. Alexander, 24 years; and Mr. Richter, 22 years. Mr. S. Alexander and Mr. Debrovner commenced receiving benefits under the Plan in January 1996 and June 2001, respectively.

     The non-contributory pension plan covers all employees who are age 21 or over, with at least one year of employment with us, except leased employees and employees covered by a collective bargaining agreement. The non-contributory pension plan pays benefits to an employee in the event of death, disability, retirement or other termination of employment after the employee meets certain vesting requirements (generally 20% vesting after two years of service and an additional 20% vesting each year thereafter until 100% vested). Under the non-contributory pension plan, the amount of the monthly retirement benefit payable beginning at age 65, the normal retirement age, is equal to (i) 1.5% of average monthly compensation during five consecutive years, within the last ten years, which would yield the highest average monthly compensation multiplied by years of service rendered after age 21 (not in excess of 40 years), minus (ii) 1.5% of the monthly social security benefits in effect on the date of retirement multiplied by years of service rendered after age 21 and after July 1, 1976 (not in excess of 33.3 years). In December 2001, all participants were notified that their benefit under the current pension plan would be frozen as of January 1, 2002. The Company will convert the plan to a cash balance plan during 2002.

CHANGE  OF  CONTROL  ARRANGEMENTS

     We have entered into a severance and change in control agreement with Stephen C. Richter, which becomes operative only upon a change of control. A change of control is deemed to occur upon any one of five events: (1) we merge, consolidate or reorganize into or with another corporation or legal entity and we are not the surviving entity; (2) we sell or otherwise transfer 50% or more of our assets to one entity or in a series of related transactions; (3) any person or group acquires 25% of our then outstanding voting shares; (4) we file a report or proxy statement with the SEC disclosing that a change of control has or will occur; or (5) if, during any 12-month period, trust managers at the beginning of the 12-month period cease to constitute a majority of the trust managers.

     If Mr. Richter is terminated under specified conditions within one year following a change of control, he will be entitled to a severance benefit in an amount equal to (1) 2.99 times his annualized base salary as of the first date constituting a change of control or, if greater, (2) 2.99 times his highest base salary in the five fiscal years preceding the first event constituting a change of control, plus 2.99 times his targeted bonus for the fiscal year in which the first event constituting a change of control occurs. In addition, Mr. Richter is entitled to receive an additional payment or payments to the extent the severance benefit is subject to the excise tax imposed by Section 4999 of the Code or any similar tax imposed by state or local law, or any penalties or interest with respect to the tax. Mr. Richter will also receive one year of employee benefits coverage substantially similar to what he received or was entitled to receive prior to the change in control.

EXECUTIVE  COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The following executive compensation committee report on executive compensation and the performance graph shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

     Our executive compensation is supervised by the executive compensation committee of the board of trust managers which is comprised entirely of independent trust managers. The executive compensation committee is responsible for evaluating and establishing the level of compensation for executive officers and administering our share option and deferred compensation plans.

     Compensation Philosophy and Objectives. We seek to provide executive compensation that will support the achievement of our growth and financial goals while attracting and retaining qualified executive officers and rewarding superior performance. In order to achieve our objectives, we have structured an incentive based compensation system tied to our financial performance and portfolio growth. We will attempt to maximize the amount of compensation expense that is tax deductible where consistent with our compensation philosophy.

     The executive compensation committee annually reviews our compensation program to ensure that pay levels and incentive opportunities are competitive and reflect our performance. In general, we compensate our executive officers through base salary, bonus compensation, share options and restricted shares. Our annual executive officer compensation package, including that of the Chairman, Chief Executive Officer and the Vice Chairman, generally has lower base salaries than comparable companies, coupled with a leveraged incentive bonus system which will pay more with good performance and less with performance that is below expectation. Generally, bonuses are within 30% to 50% of the base compensation of the individual, depending on the size of the incentive bonus awarded.

     Base Salary. Base salary levels for executive officers are largely derived through an evaluation of the responsibilities of the position held and the experience of the particular individuals, both compared to companies of similar size, complexity and, where comparable, in the same industry. The determination of comparable companies was based upon selections made by both us, as to comparable companies in the real estate industry, and by independent compensation consultants, as to other comparable companies. Not all companies included in the NAREIT All Equity Index described on page 17 are comparable in size and complexity, and not all comparable real estate companies are REITs. Actual salaries are based on an executive officer's skill and ability to influence our financial performance and growth in both the short-term and long-term. During 2001, the executive compensation committee used salary survey data supplied by NAREIT and compensation information provided by outside consultants in establishing base salaries. The executive officers' salaries, including the Chief Executive Officer, were generally set at the mid-range of the survey data.

     Bonus Compensation. All of our executive officers participate in a bonus program. Each individual's eligible bonus is based on a percentage of the individual's base salary. This bonus program has been in effect for more than 15 years. The bonus percentage is also based on a competitive analysis. Again, the executive officer's ability to influence our success is considered in establishing this percentage. Earned bonuses are determined annually on the basis of performance against pre-established goals. Other than for the Chairman, Vice Chairman and Chief Executive Officer, the eligible bonus percentage for executive officers is allocated 50% to our goals and 50% to the individual's goals. Specific individual goals for each executive officer are established at the beginning of the year and are tied to the functional responsibilities of each executive officer. Individual goals include both objective financial measures as well as subjective factors such as efficiency in managing capital resources, successful acquisitions, good investor relations and the continued development of management. Our goals are primarily based on operating performance, as measured by factors such as our funds from operations, and achieving the appropriate growth objective, relating primarily to portfolio acquisitions and new development. Other than the allocation between our goals and the individual, no specific weights are assigned to the individual goals. The bonuses of the Chairman, Vice Chairman and Chief Executive Officer are based entirely on our performance. Our performance targets and all individual goals were exceeded in fiscal 2001 and consequently the executive officers were eligible for full bonus awards.

     Share Incentive Program. The executive compensation committee strongly believes that by providing our executive officers with an opportunity to increase their ownership of common shares, the interests of shareholders and the executive officers will be closely aligned. Therefore, executive officers are eligible to receive share awards and options from time to time, giving them the right to purchase our common shares. The number of options granted to an executive officer is based on practices of the same comparable companies used to define base salary levels. Share awards and options are a significant part of our executive compensation system, and these awards and options are issued on an annual basis.

     Chief Executive Officer Performance Evaluation. For 2001, the executive compensation committee evaluated the Chief Executive Officer's performance based on our financial performance and growth in real estate assets. We exceeded both our funds from operations objective and our goals for acquisition and new development programs by investing in excess of $596 million. Mr. D. Alexander received 100% of his potential bonus based on our having exceeded corporate goals and objectives for 2001. Mr. Alexander's compensation (i.e. base salary, bonus compensation and the share incentive program) is based entirely on company-wide performance and is set by the executive compensation committee.

     The foregoing report is given by the members of the compensation committee:


                                  Melvin A. Dow
                                Stephen A. Lasher
                                  Marc Shapiro

PERFORMANCE  GRAPH

     SEC rules require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us.

     The graph below provides an indicator of cumulative total shareholder returns for us as compared with the S&P Stock Index and the NAREIT All Equity Index, weighted by market value at each measurement point. The graph assumes that $100 was invested on December 31, 1996 in our common shares and that all dividends were reinvested by the shareholder.

                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN


                              [GRAPHIC OMITED]



                                  1997    1998    1999    2000    2001
                                 ------  ------  ------  ------  ------

WRI                               115     122     114     139     163

S&P 500 Index                     129     159     192     184     162

The NAREIT All Equity Index       126      99      65     119     136


     There can be no assurance that our share performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predications as to future share performance.

REPORT  OF  THE  AUDIT  COMMITTEE  OF  THE  BOARD  OF  TRUST  MANAGERS

     The following audit committee report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

     In discharging its oversight responsibility as to the audit process, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The audit committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees'.

     All members of the audit committee are "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE listing standards. The audit committee oversees Weingarten's financial reporting process on behalf of the board of trust managers. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The committee reviewed the audited annual financial statements and quarterly financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. During 2001, management and the auditors discussed with the committee Weingarten's revenue recognition and consolidation policies.

     The committee also reviewed the audited annual financial statements and quarterly financial statements with the independent auditors. This involved a review of their judgments as to the quality, not just the acceptability, of Weingarten's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and Weingarten and has received written affirmation from the independent auditors of their independence.

     The committee discussed with the independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examination.
The committee meets alone with the independent auditors to discuss their evaluation of Weingarten's internal controls, methods used to account for significant unusual transactions, if any, the effect of significant accounting policies in controversial or emerging areas, if any, whether there were any disagreements with management and the overall quality of Weingarten's financial reporting. The committee held four meetings during fiscal 2001.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of trust managers (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC. The committee and the board have also recommended, subject to shareholder ratification, the selection of Weingarten's independent auditors.

     The full responsibilities of the committee are set forth in the audit committee's charter which was adopted by the board of trust managers.

     The  foregoing  report  is  given  by  the  members of the audit committee:


                              Robert J. Cruikshank
                              Douglas W. Schnitzer
                                 Marc J. Shapiro




                                  PROPOSAL TWO
                  AMENDMENT OF 1992 EMPLOYEE SHARE OPTION PLAN

     Our board of trust managers has approved an amendment to the 1992 Employee Share Option Plan to change the termination date of the plan from December 31, 2002 to December 31, 2012, and has directed that the amendment to the plan be submitted to the shareholders for approval. If approved, Section 9 of the plan will read as follows, effective April 29, 2002:

     "Termination  of  Authority  to  Make  Grant

          No awards will be made pursuant to this Plan after December 31, 2012."

     The plan was initially adopted in October 1992 and automatically terminates on December 31, 2002. In the opinion of the board, it is appropriate to amend the plan to extend the termination date from December 31, 2002 to December 31, 2012 because of our continued belief that providing share ownership opportunities to certain of our employees is in the best interests of the company and its continued growth.

     Purpose. The purpose of the plan is to advance our interests by providing share ownership opportunities to certain employees. In addition, the plan is intended to enhance our ability to motivate these employees to remain in our employment and to exert their best efforts towards our future progress and profitability.

     Term. If this Proposal Two passes, the plan will terminate after the close of business on December 31, 2012, unless earlier terminated by the board.

     Administration.  The  plan  is  administered by our compensation committee.

     Eligibility. All of our full-time employees who are not subject to Section 16 of the Securities Act of 1934, as amended, are eligible for selection to participate in the plan. Part-time, temporary, contract and seasonal workers are not eligible to participate. The number of employees eligible to participate in the plan is approximately 260. Each eligible employee shall receive an option to purchase 100 common shares for each five years of full-time employment with the company or its affiliates. During the lifetime of an optionee, share options may be exercised only by the optionee, and no share options will be transferable otherwise than by will or the laws of descent and distribution.

     Shares Subject to Awards. The shares subject to grants of share options are shares of our authorized but unissued shares of beneficial interest. Subject to adjustment, the aggregate number of shares as to which options may be granted under the plan may not exceed 100,000.

     Adjustments. The plan provides that the number of shares issuable or transferable to optionees may be proportionately adjusted in an equitable manner determined by the committee, in its sole discretion, for any increase or decrease in the number of issued shares resulting from the payment of a share dividend, share split or for any transaction which is a "corporate transaction" as defined in Section 424 of the Internal Revenue Code, which includes, but is not limited to, a merger, consolidation, reorganization or liquidation.

     Section  162(m)  Compensation  Deduction  Limitation.   Because options are
automatically granted under the plan, they are not intended to be "performance-based compensation" and therefore are subject to the deduction limitation of Section 162(m) of the Internal Revenue Code.

     Terms of Share Options. The terms of each share option is set forth in a written option agreement which incorporates the terms of the plan and such other terms as the committee deems advisable. Such options may be either non-qualified share options (NQOs) or incentive share options (ISOs) which satisfy the requirements of Section 422 of the Internal Revenue Code.

     With respect to an ISO, the aggregate market value per share with respect to which such option is exercisable for the first time during any calendar year shall not exceed $100,000. No ISO shall be granted to any person who, at the time of the grant, owns shares possessing more than 10% of the total combined voting power of the company or any parent or subsidiary unless (a) on the date the option is granted the option price is at least 110% of the market value per share and (b) such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     For each five years of full-time employment with us or one of our affiliates, eligible employees will receive an option to purchase 100 common shares. Except as noted above, option grants generally will be in the form of ISOs. An employee with more than five years of employment may receive an option for more than 100 shares based on the number of five-year employment periods fulfilled.

     Share options may be exercised with payment of the exercise price in cash or by check or, with approval, either partly in cash and partly in shares or entirely in shares. Special rules apply which limit the time of exercise of a share option to three months following an employee's termination of employment for reasons other than retirement, permanent disability or death, but only to the extent the option was exercisable immediately prior to such termination. The committee may impose additional restrictions on the exercise of any share option, or may accelerate the exercisability of all or part of an optionee's options.

     Amendment  of  the Plan.   The board may alter, amend, suspend, discontinue
or  terminate  the  plan  at  any  time.

     Federal  Tax  Consequences.

     Non-Qualified Options.  No taxable income is recognized by an optionee upon
     ---------------------
the grant of an NQO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon the sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

     Incentive Share Options. No taxable income is recognized by the optionee at
     ----------------------
the time of the grant of an ISO and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the shares are otherwise disposed of or sold. For federal tax purposes, dispositions of ISOs are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods before the sale or other disposition of the shares, then a disqualifying disposition will result. Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (1) the amount realized upon the sale or other disposition over (2) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (1) the fair market value of the shares on the later of the date of vesting or the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over (2) the option price paid will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and that gain will be short-term if the shares have been held for one year or less following exercise of the option and long-term if the shares have been held for more than one year following exercise of the option.

     Alternative  Minimum  Tax. The amount by which the fair market value of the
     -------------------------
shares received upon exercise of an incentive stock option exceeds the exercise price of the shares is included in the calculation of "alternative minimum taxable income" of the participant. For minimum tax purposes, the basis of shares acquired through the exercise of an incentive stock option equals the fair market value taken into account in determining the amount of the alternative minimum taxable income. A portion of a taxpayer's minimum tax attributable to certain items (including the spread on the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

     Deduction  to  the  Company. We will be entitled to an income tax deduction
     --------------------------
equal to the amount of ordinary income recognized by the optionee in connection with the exercise of a NQO. The deduction generally will be allowed for our taxable year in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with the exercise. If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then we will be entitled to an income tax deduction for the taxable year in which the disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

     Plan  Benefits.  The  following  table  shows  the common shares underlying
     --------------
options that will be granted under the plan in 2002 to our chief executive officer, our three most highly compensated officers, the executives as a group, the non-executive trust managers as a group and the non-executive officer employees as a group assuming their continual employment with the company:


                                New Plan Benefits
                                -----------------

                                             Number of Shares Underlying
         Name and Position                  Options to be Granted in 2002
------------------------------------------  -----------------------------

Andrew M. Alexander. . . . . . . . . . . .                --
Stanford Alexander . . . . . . . . . . . .                --
Martin Debrovner . . . . . . . . . . . . .                --
Stephen C. Richter . . . . . . . . . . . .                --
Executive Group. . . . . . . . . . . . . .                --
Non-Executive Trust Manager Group. . . . .                --
Non-Executive Officer Employee Group . . .              2,600




     Shareholder Approval Requirement. The approval of the amendment requires the affirmative vote of the holders of a majority of the common shares voting on the matter. Abstentions and broker non-votes will not be included in the tabulation of votes cast on this proposal.



     THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT OF THE PLAN AS SET FORTH IN PROPOSAL TWO. PROXIES SOLICITED BY THE BOARD OF TRUST MANAGERS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.




                                 PROPOSAL THREE
                      RATIFICATION OF INDEPENDENT AUDITORS

     Based upon the recommendation of the audit committee, the shareholders are urged to ratify the appointment by the board of trust managers of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002. Deloitte, or its predecessors, has served as our independent auditors for more than 30 years and is familiar with our affairs and financial procedures.

     Audit Fees. The aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting, in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 fiscal year was approximately $257,000.

     Financial Information Systems Design and Implementation Fees. There were no professional services rendered by Deloitte & Touche in the 2001 fiscal year relating to financial information systems design and implementation.

     All Other Fees. The aggregate fees for all other services rendered by Deloitte & Touche in the 2001 fiscal year was approximately $442,000 and can be sub-categorized as follows:

          Attestation Fees. The aggregate fees for attestation services rendered by Deloitte & Touche for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans and consultation on accounting standards or transactions was approximately $226,000.

          Other Fees. The aggregate fees for all other services, such as consultation related to tax planning and compliance rendered by Deloitte & Touche in the 2001 fiscal year was approximately $216,000.

     The audit committee has considered whether the provision of these services is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected Deloitte & Touche's independence.

     Representatives of Deloitte & Touche will be present at the annual meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from shareholders.

     THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF TRUST MANAGERS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

                           SHAREHOLDER  PROPOSALS

     Any shareholder who intends to present a proposal at the annual meeting in the year 2003, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary
M. Candace DuFour, at P.O. Box 924133, Houston, Texas 77292-4133 by November 27, 2002. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

     Any shareholder who intends to bring business to the annual meeting in the year 2003 in a form other than a shareholder proposal in accordance with the preceding paragraph must give written notice to our corporate secretary M. Candace DuFour, at P.O. Box 924133, Houston, Texas 77292-4133, by February 12, 2003.

                              ANNUAL  REPORT

     We have provided without charge a copy of the annual report to shareholders for fiscal year 2001 to each person being solicited by this proxy statement. UPON THE WRITTEN REQUEST BY ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, WE WILL PROVIDE WITHOUT CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC (EXCLUDING EXHIBITS, FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). All requests should be directed to: M. Candace DuFour, Vice President and Secretary at Weingarten Realty Investors, P.O. Box 924133, Houston, Texas 77292-4133. This information is also available via the Internet at our world wide web site (www.weingarten.com) and the EDGAR version of such report (with exhibits) is available at the SEC's world wide web site (www.sec.gov).

                              OTHER  MATTERS

     As of the mailing date of this proxy statement, the board of trust managers knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 2002

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

The shareholder of Weingarten Realty Investors, a Texas real estate investment trust, whose name and signature appear on the reverse side of this card hereby appoints Stanford Alexander, Martin Debrovner and Andrew M. Alexander, or each of them, the proxies of the shareholder, each with full power of substitution, to vote at the annual meeting, and at any adjournments of the annual meeting, all common shares of Weingarten that the shareholder is entitled to vote at the annual meeting, in the manner shown on the reverse side of this card.

THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE

                           WEINGARTEN REALTY INVESTORS

PLEASE MARK YOUR VOTE IN  THE  FOLLOWING MANNER USING DARK INK ONLY: [ ]     THE
PROXIES  CANNOT  VOTE  YOUR  SHARES  UNLESS  YOU  SIGN  AND  RETURN  THIS  CARD.


1.  Election  of  Trust  Managers.

     FOR all nominees listed below (except   Withhold authority to vote for all
     as marked to the contrary).  [ ]        nominees listed below.  [ ]


Stanford Alexander, Andrew M. Alexander, James Crownover, Robert J. Cruikshank, Martin Debrovner, Melvin A. Dow, Stephen A. Lasher, Douglas W. Schnitzer, and Marc J. Shapiro

INSTRUCTION: To withhold authority to vote for any individual nominee, list the individual's name below.


--------------------------------------------------------------------------------


1.  Approval  of  the  amendment  to  1992  Employee  Share  Option  Plan.

         FOR   [ ]              AGAINST  [ ]               ABSTAIN  [ ]




     Ratification of Deloitte & Touche LLP as Weingarten's independent auditors.

         FOR   [ ]              AGAINST  [ ]               ABSTAIN  [ ]




     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OF THE ANNUAL MEETING.

The undersigned hereby revokes any proxy previously given with respect to Weingarten's common shares and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.


Signature                                    Date
          -------------------------------          -----------------------------


Signature                                    Date
          -------------------------------          -----------------------------

Note: Please sign exactly as name(s) appear(s) on this proxy. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
               PROMPTLY, USING THE ENCLOSED ENVELOPE.  THANK YOU.